UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3060 Royal Boulevard South, Suite 150 Alpharetta, Georgia	30022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq.

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

New York, New York 10036

(212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

In August and September 2018, MedoveX Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with selected accredited investors (each an “Investor” and collectively, the “Investors”). Pursuant to the terms of the Securities Purchase Agreement, the Company offered up to $1,000,000 in units (each, a “Unit” and collectively, the “Units”) at a purchase price of $50,000 per Unit (the “Offering”). Each Unit consists of (i) a 12% senior secured convertible note (the “Note”), initially convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a conversion price equal to the lesser of (y) $0.40 or (z) Ninety percent (90%) of the per share purchase price of any shares of Common Stock or Common Stock Equivalents issued in the next private placement of equity and/or debt securities completed by the Company following this Offering, subject to adjustment (the “Conversion Price”) and (ii) a three-year warrant to purchase such number of shares of Company’s Common Stock of the Company equal to one hundred percent (100%) of the number of shares of Common Stock issuable upon conversion of the Notes (the “Warrants”). The Warrants are exercisable at $0.75 per share. The Notes are secured by all of the assets of the Company as set forth in the Security Agreement.

In the Offering, the Company sold an aggregate of 15 Units and issued to the Investors an aggregate of $750,000 in principal amount of Notes and 1,875,000 Warrants to Purchase Common Stock, resulting in total gross proceeds of $750,000 to the Company. The Notes sold in the Offering are convertible into an aggregate of 1,875,000 shares of Common Stock.

In connection with the Offering, the Company agreed to file a registration statement including the Shares of Common Stock underlying the Warrants and the Notes. The foregoing description of the terms of the Securities Purchase Agreement, the Notes and Warrant is not complete and is qualified in its entirety by the full text of the Securities Purchase Agreement, the Notes, the Warrant and the Security Agreement, which are filed as Exhibit 10.1, 10.2, 10.3 and 10.4 to the Current Report on Form 8-K and are incorporated by reference herein.

Each of the Investors is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), and the Notes and Warrants were sold to them in reliance on the exemption from registration provided by Rule 506 and Section 4(2) of the Act.

On October 9, 2018, the Company entered into an employment agreement with William E. Horne to serve as the Company’s President and Chief Executive Officer.

Item 2.03 Creation of a Direct Financial Obligation

As described in Item 1.01 above, the Company issued to the Purchasers an aggregate of $750,000 of Notes.

Item 3.02 Unregistered Sales of Equity Securities

The incorporation set forth in Item 1.01 is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers, Election of Directors. Appointment of Certain Officer; Compensatory Agreement of Certain Officers.

On October 9, 2018, the Company entered into an employment agreement (the “Employment Agreement”) with William E. Horne pursuant to which Mr. Horne will serve as the Company’s President and Chief Executive Officer. The Employment Agreement is for a term of five (5) years subject to additional one year renewals. The Employment Agreement provides for a monthly base salary of $54,166 ($650,000 on an annualized basis) provided that if he is receiving his full salary from Laser Spine Institute, his base salary shall be reduced to $41,666 per month ($500,000 on an annualized basis). Mr. Horne is also eligible to participate in any discretionary or incentive bonus program approved by the Company’s Compensation Committee. Mr. Horne shall also be entitled to receive incentive stock options and restricted stock awards equal to 7% of the Company’s issued and outstanding Common Stock, as of the closing date of a to be consummated asset purchase agreement (the “APA”) between the Company and Regenerative Medical Solutions, Inc. In the event that the APA is not consummated, the Employment Agreement shall terminate nunc pro tunc and neither party shall have any rights thereunder.

Mr. Jarrett Gorlin resigned as President and Chief Executive Officer upon the effectiveness of the Employment Agreement.

Item 7.01. Regulation FD Disclosure.

On October 8, 2018, the Company issued a press release (the ” Release “) announcing the hiring of William Horne as President and Chief Executive Officer. A copy of the Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1 .

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the ” Exchange Act “), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the ” Securities Act “) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Form of Securities Purchase Agreement, by and between MedoveX Corporation and the Investors
10.2	Form of Senior Secured Convertible Note issued to each Purchaser
10.3	Form of Warrant issued by MedoveX Corporation to each of the Investors
10.4	Form of Security Agreement
10.5	Employment Agreement with William E. Horne dated October 9, 2018
99.1	Press Release dated October 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2018	MEDOVEX CORPORATION

	By:	/s/ Charles Farrahar
Charles Farrahar
Chief Financial Officer